EXHIBIT 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended
	December	December	September	June	March
	2004	2003	2004	2004	2004
Interest & Loan Fees Income	$77,446	$70,812	$73,793	$70,960	$71,151
Tax Equivalent Adjustment	2,717	2,538	2,666	3,288	2,515

Interest & Fees Income (FTE)	80,163	73,350	76,459	74,248	73,666
Interest Expense	24,175	22,849	21,624	21,715	21,400

Net Interest Income (FTE)	55,988	50,501	54,835	52,533	52,266

Provision for credit losses	1,328	1,502	1,296	539	1,357

Non-Interest Income:
Inv. Securities Transactions	15	(89)	275	106	714
Fees from trust & brokerage services	2,448	2,261	2,837	2,663	2,570
Fees from deposit services	7,202	7,773	7,594	7,774	7,397
Other charges, commissions, and fees	1,345	1,121	1,273	1,282	1,086
Income from Mortgage Banking Operations	171	255	148	242	168
Other Non-Interest Revenue	1,922	2,135	1,737	1,634	1,628

Total Non-Interest Income	13,103	13,456	13,864	13,701	13,563

Non-Interest Expense:
Staff Expense	12,912	14,260	15,328	14,175	14,111
Net Occupancy	3,279	2,982	3,026	3,033	3,213
Other Expenses	11,180	12,391	10,954	11,255	11,307
Prepayment penalties on FHLB advances	2,969	16,691	16,006	—	—
Amortization of Intangibles	635	799	658	683	750
OREO Expense	579	195	128	165	84
FDIC Expense	158	145	152	162	159

Total Non-Interest Expense	31,712	47,463	46,252	29,473	29,624

Income from Continuing Operations Before Income Taxes (FTE)	36,051	14,992	21,151	36,222	34,848

Tax Equivalent Adjustment	2,717	2,538	2,666	3,288	2,515

Income from Continuing Operations Before Income Taxes	33,334	12,454	18,485	32,934	32,333

Taxes	7,834	3,789	5,734	10,477	9,726

Income from Continuing Operations	25,500	8,665	12,751	22,457	22,607

Gain on sale of discontinued operations	—	—	17,000	—	—
Other operating income	—	2,540	92	2,445	1,243

Income from Discontinued Operations Before Income Taxes	—	2,540	17,092	2,445	1,243

Taxes	—	708	5,299	688	346

Income from Discontinued Operations	—	1,832	11,793	1,757	897

Net Income	$25,500	$10,497	$24,544	$24,214	$23,504

MEMO: Effective Tax Rate	23.50%	29.99%	31.01%	31.56%	30.00%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Year Ended
	December	December	December	December
	2004	2003	2002	2001
Interest & Loan Fees Income	$293,350	$272,520	$323,483	$348,923
Tax Equivalent Adjustment	11,186	10,057	10,975	11,638

Interest & Fees Income (FTE)	304,536	282,577	334,458	360,561
Interest Expense	88,914	95,504	129,175	171,828

Net Interest Income (FTE)	215,622	187,073	205,283	188,733

Provision for credit losses	4,520	7,475	8,937	12,833

Non-Interest Income:
Inv. securities transactions	1,110	1,830	(6,266)	(518)
Fees from trust & brokerage services	10,518	9,387	8,892	8,213
Fees from deposit services	29,967	28,924	26,498	21,975
Other charges, commissions, and fees	4,986	4,323	4,234	3,774
Income from mortgage banking operations	729	2,570	1,727	1,873
Other Non-Interest Revenue	6,921	5,050	2,702	1,368

Total Non-Interest Income	54,231	52,084	37,787	36,685

Non-Interest Expense:
Salaries and employee benefits	56,526	54,843	52,501	42,835
Net Occupancy	12,551	11,270	11,766	9,665
Other Expenses	44,696	43,113	42,309	35,820
Prepayment penalties on FHLB advances	18,975	16,691	—	—
Amortization of Intangibles	2,726	2,070	1,645	3,288
OREO Expense	956	680	828	653
FDIC Expense	631	871	679	962

Total Non-Interest Expense	137,061	129,538	109,728	93,223

Income from Continuing Operations Before Income Taxes (FTE)	128,272	102,144	124,405	119,362

Tax Equivalent Adjustment	11,186	10,057	10,975	11,638

Income from Continuing Operations Before Income Taxes	117,086	92,087	113,430	107,724

Taxes	33,771	28,010	35,211	35,600

Income from Continuing Operations	83,315	64,077	78,219	72,124

Gain on sale of discontinued operations	17,000	—	—	—
Other operating income	3,780	20,433	14,903	11,006

Income from Discontinued Operations Before Income Taxes	20,780	20,433	14,903	11,006

Taxes	6,333	5,745	4,189	3,139

Income from Discontinued Operations	14,447	14,688	10,714	7,867

Net Income	$97,762	$78,765	$88,933	$79,991

MEMO: Effective Tax Rate	29.09%	30.00%	30.70%	32.63%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Discontinued Operations Statements of Income

	Three Months Ended
	December	December	September	June	March
	2004	2003	2004	2004	2004
Interest & Loan Fees Income	—	$3,230	—	$3,927	$2,923
Interest Expense	—	681	—	971	572

Net Interest Income	—	2,549	—	2,956	2,351

Non-Interest Income:
Service charges, commissions, and fees	—	246	—	351	214
Income from mortgage banking operations	—	9,578	$92	8,899	6,280
Gain on sale of discontinued operations	—	—	17,000	—	—

Total Non-Interest Income	—	9,824	17,092	9,250	6,494

Non-Interest Expense:
Salaries and employee benefits	—	7,712	—	7,749	5,825
Net Occupancy	—	491	—	496	489
Other Expenses	—	1,630	—	1,516	1,288

Total Non-Interest Expense	—	9,833	—	9,761	7,602

Income from Discontinued Operations Before Income Taxes	—	2,540	17,092	2,445	1,243

Taxes	—	708	5,299	688	346

Income from Discontinued Operations	—	$1,832	$11,793	$1,757	$897

Discontinued Operations Statements of Income

	Year Ended
	December	December	December	December
	2004	2003	2002	2001
Interest & Loan Fees Income	$6,850	$24,988	$15,995	$11,687
Interest Expense	1,543	8,647	3,382	3,679

Net Interest Income	5,307	16,341	12,613	8,008

Non-Interest Income:
Service charges, commissions, and fees	565	1,896	1,277	875
Income from mortgage banking operations	15,271	49,336	34,415	24,645
Gain on sale of discontinued operations	17,000	—	—	—

Total Non-Interest Income	32,836	51,232	35,692	25,520

Non-Interest Expense:
Salaries and employee benefits	13,574	38,456	27,498	18,274
Net Occupancy	985	1,822	1,279	849
Other Expenses	2,804	6,862	4,625	3,399

Total Non-Interest Expense	17,363	47,140	33,402	22,522

Income from Discontinued Operations Before Income Taxes	20,780	20,433	14,903	11,006

Taxes	6,333	5,745	4,189	3,139

Income from Discontinued Operations	$14,447	$14,688	$10,714	$7,867

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	December 31	December 31
	2004	2003	December 31	December 31	December 31
	Q-T-D Average	Q-T-D Average	2004	2003	2002
Cash & Cash Equivalents	$159,505	$291,807	$153,465	$249,118	$171,300

Securities Available for Sale	1,282,251	1,183,367	1,277,160	1,266,635	1,022,314
Held to Maturity Securities	233,407	258,922	233,282	243,975	263,176

Total Securities	1,515,658	1,442,289	1,510,442	1,510,610	1,285,490

Total Cash and Securities	1,675,163	1,734,096	1,663,907	1,759,728	1,456,790

Loans held for sale	2,185	1,168	3,981	1,687	5,151

Commercial Loans	2,321,064	2,126,162	2,440,154	2,180,482	1,885,275
Mortgage Loans	1,569,534	395,582	1,579,792	1,381,040	1,263,633
Consumer Loans	408,427	1,340,957	398,330	393,712	352,280

Loans, net of unearned income	4,299,025	3,862,701	4,418,276	3,955,234	3,501,188

Allowance for Loan Losses	(45,240)	(50,321)	(43,365)	(41,578)	(41,621)

Goodwill	166,964	165,993	166,926	169,655	90,416
Other Intangibles	7,167	9,371	6,819	9,546	5,869

Total Intangibles	174,131	175,364	173,745	179,201	96,285

Real Estate Owned	4,073	3,082	3,692	3,203	4,267
Other Assets	213,576	155,770	215,735	195,915	109,455
Assets Related to Discontinued Operations	—	275,387	—	334,340	666,147

Total Assets	$6,322,913	$6,157,247	$6,435,971	$6,387,730	$5,797,662

MEMO: Earning Assets	$5,789,003	$5,357,849	$5,953,858	$5,505,243	$4,804,931

Interest-bearing Deposits	$3,433,934	$3,253,111	$3,412,224	$3,244,860	$3,161,620
Noninterest-bearing Deposits	904,306	829,856	885,339	893,627	654,210

Total Deposits	4,338,240	4,082,967	4,297,563	4,138,487	3,815,830

Short-term Borrowings	733,411	619,279	906,958	811,942	573,549
Long-term Borrowings	562,277	558,720	533,755	459,663	172,444

Total Borrowings	1,295,688	1,177,999	1,440,713	1,271,605	745,993

Other Liabilities	51,136	36,612	66,188	61,693	55,416
Liabilities Related to Discontinued Operations	—	239,951	—	300,754	638,884

Total Liabilities	5,685,064	5,537,529	5,804,464	5,772,539	5,256,123

Common Equity	637,849	619,718	631,507	615,191	541,539

Total Shareholders’ Equity	637,849	619,718	631,507	615,191	541,539

Total Liabilities & Equity	$6,322,913	$6,157,247	$6,435,971	$6,387,730	$5,797,662

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended
	December	December	September	June	March
	2004	2003	2004	2004	2004
Quarterly Share Data:

Earnings Per Share from Continuing Operations:
Basic	$0.59	$0.20	$0.29	$0.52	$0.52
Diluted	$0.58	$0.20	$0.29	$0.51	$0.51

Earnings Per Share from Discontinued Operations:
Basic	—	$0.04	$0.27	$0.04	$0.02
Diluted	—	$0.04	$0.27	$0.04	$0.02

Earnings Per Share:
Basic	$0.59	$0.24	$0.56	$0.56	$0.54
Diluted	$0.58	$0.24	$0.56	$0.55	$0.53

Common Dividend Declared Per Share	$0.26	$0.25	$0.26	$0.25	$0.25

High Common Stock Price	$39.35	$31.60	$36.09	$33.67	$31.60
Low Common Stock Price	$34.36	$28.92	$30.35	$29.15	$29.36

Average Shares Outstanding: (Net of Treasury Stock):
Basic	43,111,287	43,428,041	43,319,414	43,511,510	43,680,837
Diluted	43,742,803	44,177,850	43,858,149	44,005,011	44,258,584

Memorandum Items:
Tax Applicable to Security Transactions	$5	($31)	$96	$37	$250

Common Dividends	$11,553	$10,929	$10,892	$10,867	$10,916

	Year Ended
	December	December	December	December
	2004	2003	2002	2001
YTD Share Data:

Earnings Per Share from Continuing Operations:
Basic	$1.92	$1.52	$1.84	$1.74
Diluted	$1.89	$1.50	$1.81	$1.71

Earnings Per Share from Discontinued Operations:
Basic	$0.33	$0.35	$0.25	$0.19
Diluted	$0.33	$0.35	$0.25	$0.19

Earnings Per Share:
Basic	$2.25	$1.87	$2.09	$1.93
Diluted	$2.22	$1.85	$2.06	$1.90

Common Dividend Declared Per Share	$1.02	$1.00	$0.95	$0.91

Average Shares Outstanding: (Net of Treasury Stock):
Basic	43,404,586	42,076,180	42,537,980	41,497,304
Diluted	43,978,914	42,620,568	43,113,347	42,064,919

Memorandum Items:
Tax Applicable to Security Transactions	$389	$641	($2,193)	($181)

Common Dividends	$44,228	$42,028	$40,388	$38,096

EOP Employees (full-time equivalent)	1,319	1,585	1,460	1,361

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended
	December	December	September	June	March
	2004	2003	2004	2004	2004
EOP Share Data:

Book Value Per Share	$14.68	$14.08	$14.59	$14.09	$14.34
Tangible Book Value Per Share	$10.64	$10.00	$10.55	$10.06	$10.30

52-week High Common Stock Price	$39.35	$31.61	$36.09	$33.67	$31.61
Date	12/02/04	09/08/03	09/17/04	06/24/04	09/08/03
52-week Low Common Stock Price	$29.15	$26.58	$28.92	$28.37	$27.40
Date	05/10/04	03/13/03	10/24/03	07/01/03	04/01/03

EOP Shares Outstanding (Net of Treasury Stock):	43,008,445	43,689,334	43,220,548	43,430,523	43,627,204

	Three Months Ended
	December	December	September	June	March
	2004	2003	2004	2004	2004
Selected Yields and Net Interest Margin:

Loans	5.84%	5.78%	5.68%	5.61%	5.75%
Investment Securities	4.66%	4.64%	4.68%	4.58%	4.50%
Money Market Investments/FFS	1.24%	1.17%	1.13%	1.12%	2.81%
Average Earning Assets Yield	5.52%	5.42%	5.38%	5.32%	5.42%
Interest-bearing Deposits	1.61%	1.42%	1.43%	1.38%	1.37%
Short-term Borrowings	1.42%	0.98%	0.97%	0.93%	0.97%
Long-term Borrowings	5.43%	5.32%	5.13%	4.54%	4.47%
Average Liability Costs	2.03%	2.01%	1.84%	1.87%	1.87%
Net Interest Spread	3.49%	3.41%	3.54%	3.45%	3.55%
Net Interest Margin	3.86%	3.76%	3.86%	3.77%	3.86%

Selected Financial Ratios:

Return on Average Common Equity	15.90%	6.71%	15.75%	15.38%	15.19%
Return on Average Assets	1.60%	0.68%	1.57%	1.51%	1.52%
Efficiency Ratio	44.15%	73.68%	53.17%	49.00%	49.20%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Year Ended
December	December	December	December
2004	2003	2002	2001
Selected Yields and Net Interest Margin:
Loans	5.72%	6.09%	6.97%	8.27%
Investment Securities	4.60%	4.83%	6.00%	6.68%
Money Market Investments/FFS	1.28%	1.32%	1.77%	4.31%
Average Earning Assets Yield	5.41%	5.71%	6.68%	7.80%
Interest-bearing Deposits	1.45%	1.72%	2.52%	4.04%
Short-term Borrowings	1.08%	1.32%	1.96%	3.46%
Long-term Borrowings	4.82%	5.74%	6.18%	6.28%
Average Liability Costs	1.91%	2.35%	3.03%	4.37%
Net Interest Spread	3.50%	3.36%	3.65%	3.43%
Net Interest Margin	3.84%	3.77%	4.15%	4.12%

Selected Financial Ratios:
Return on Average Common Equity	15.56%	13.86%	16.73%	17.51%
Return on Average Assets	1.55%	1.36%	1.59%	1.59%
Loan / Deposit Ratio	102.81%	95.57%	91.75%	93.68%
Allowance for Loan Losses/ Loans, net of unearned income	0.98%	1.05%	1.19%	1.23%
Allowance for Credit Losses (1)/ Loans, net of unearned income	1.16%	1.30%	1.38%	1.35%
Nonaccrual Loans / Loans, net of unearned income	0.14%	0.19%	0.20%	0.23%
90-Day Past Due Loans/ Loans, net of unearned income	0.10%	0.28%	0.24%	0.27%
Non-performing Loans/ Loans, net of unearned income	0.24%	0.47%	0.44%	0.50%
Non-performing Assets/ Total Assets	0.22%	0.34%	0.34%	0.54%
Primary Capital Ratio	10.42%	10.22%	9.99%	9.68%
Shareholders’ Equity Ratio	9.81%	9.63%	9.34%	8.99%
Price / Book Ratio	2.60	x	2.22	x	2.26	x	2.45	x
Price / Earnings Ratio	17.16	x	16.88	x	14.09	x	15.18	x
Efficiency Ratio	49.12%	57.04%	47.26%	43.09%

Note: (1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	December	December	September	June	March
	2004	2003	2004	2004	2004
Asset Quality Data:

EOP Non-Accrual Loans	$6,352	$7,523	$6,364	$6,966	$6,555
EOP 90-Day Past Due Loans	4,425	11,052	5,447	9,843	9,167

Total EOP Non-performing Loans	$10,777	$18,575	$11,811	$16,809	$15,722

EOP Other Real Estate & Assets Owned	3,692	3,203	4,234	3,599	3,312

Total EOP Non-performing Assets	$14,469	$21,778	$16,045	$20,408	$19,034

	Three Months Ended		Year Ended
	December	December	December	December	December
	2004	2003	2004	2003	2002
Allowance for Credit Losses:(1)
Beginning Balance	$51,475	$51,673	$51,309	$48,264	$47,285
Allowance of purchased companies	—	—	—	3,863	—
Provision Expense	1,328	1,502	4,520	7,475	8,937

	52,803	53,175	55,829	59,602	56,222
Gross Charge-offs	(1,861)	(2,403)	(6,539)	(9,996)	(9,499)
Recoveries	411	537	2,063	1,703	1,541

Net Charge-offs	(1,450)	(1,866)	(4,476)	(8,293)	(7,958)

Ending Balance	$51,353	$51,309	$51,353	$51,309	$48,264

Note: (1) Includes allowances for loan losses and lending-related commitments.